
        TO LEARN MORE ABOUT THE FUND                                            KEELEY
                                                                      SMALL CAP VALUE FUND, INC.
    Ask for a free copy of the following:
                                                                      A mutual fund investing in
STATEMENT OF ADDITIONAL INFORMATION (SAI).
The SAI gives you more details on other                               small market cap companies
aspects of the Fund. It's filed with the
Securities and Exchange  Commission (SEC)                              for capital appreciation
and by this reference is incorporated in
this prospectus.


ANNUAL/SEMI-ANNUAL REPORT. These reports
describe the Fund's performance, list its
holdings, and discuss market conditions,
economic trends and Fund strategies that
significantly affected the Fund's performance                                 Prospectus
during its last fiscal year.
                                                                           January 29, 1999
   Here's how you can get this information

               without charge.                                       As Supplemented April 7, 1999


                BY TELEPHONE
        Call Toll Free 1-888-933-5391

                   BY MAIL
                  Write to:
      KEELEY Small Cap Value Fund, Inc.
    401 South LaSalle Street, Suite 1201
              Chicago, IL 60605

                  BY E-MAIL
  Send your request to info@keeleyfunds.com

               ON THE INTERNET
   View online or download Fund prospectus
             and application at
     KEELEY Website: www.keeleyfunds.com
                     or
         SEC's Website: www.sec.gov

You can also get copies at the SEC Public                        Neither the SEC nor any state securities
Reference Room in Washington, D.C. Call                          commission has approved or disapproved
1-800-SEC-0330 for  details. Or send your                        these securities, or determined if this
request and a duplicating fee to the SEC's                       Prospectus is truthful or complete. Any
Public Reference Section, Washington,                            representation to the contrary is a
D.C. 20549-6009.                                                 criminal offense.


          SEC file number 811-7760

                           CONTENTS


THE FUND

Investment objective ...................................    2

Principal investment strategy and policies .............    2

Main risks .............................................    3

Performance ............................................    3

Expenses ...............................................    4

Financial highlights ...................................    5

Management .............................................    6



YOUR INVESTMENT

How shares are priced ..................................    7

How to buy, sell, and exchange shares ..................    8

Distributions and taxes ................................   12

Shareholder privileges .................................   13

  Right of Accumulation ................................   13

  Letter of Intent .....................................   13

  Automatic Investment Plan ............................   13

Individual Retirement Accounts .........................   13

Year 2000 Issues ......................................    13


TO LEARN MORE ABOUT THE FUND ....................  Back cover

                                    THE FUND

                       KEELEY SMALL CAP VALUE FUND, INC.

                              INVESTMENT OBJECTIVE

         This Fund seeks capital appreciation by investing at least 65% of its total assets in companies with small market capitalization (less than $1 billion at the time of initial investment).

                   PRINCIPAL INVESTMENT STRATEGY AND POLICIES

         The Fund will invest at least 65% of its total assets in common stocks and other equity type securities (including preferred stock, convertible debt securities, and warrants) of small cap companies.

         While many mutual funds look for undervalued stocks, the Fund takes a unique approach: we concentrate on companies going through major changes, including:

         - corporate spin-offs (a tax-free distribution of a parent company's division to shareholders)
         - financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy
         - companies selling at or below actual or perceived book value

         We don't concentrate on any sector or industry. Current dividend or interest income is not a factor when choosing securities. Each stock is judged on its potential for above-average capital appreciation, using a value approach that emphasizes:

         - equities with positive cash flow
         - low market capitalization-to-revenue ratio
         - desirable EBITDA (earnings before interest, taxes, depreciation, and amortization)
         - motivated management
         - little attention from Wall Street

         Research sources include company documents, subscription research services, select broker/dealers, and direct company contact.

         It is our initial intention to typically hold securities for more than two years to allow the corporate restructuring process to yield results. But we may sell securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

         In times of adverse equity markets, we may take temporary defensive positions in U.S. Treasury bills and commercial paper of major U.S. corporations. This could reduce the benefit from an upswing in the market.

         The investment strategy and policies are not fundamental; they may be changed without shareholder approval. You'll get advance notice if we change that policy. For more about the Fund's investment policies, see the SAI.

                                   MAIN RISKS

         The Fund is subject to the typical risks of equity investing, including the effects of interest rate fluctuations, investor psychology, and other factors. The value of your investment will increase or decrease so your shares may be worth more or less money than your original investment.

         The Fund may be suitable for the more aggressive section of an investor's portfolio. It's designed for people who want to grow their capital over the long term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

         In addition, small cap investing presents more risk than investing in large cap or more established company securities. Small cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. The focus on corporate restructures means these securities are more likely than others to remain undervalued.

         Other than company-specific problems, the factor most likely to hurt Fund performance would be a sharp increase in interest rates, which generally causes equity prices to fall.

                                  PERFORMANCE

         The first chart below shows annual total returns for the Fund. The second compares Fund performance with that of both the Russell 2000 Index, an unmanaged index made up of smaller capitalization issues and the S&P 500 Index, a broad market-weighted index dominated by blue-chip stocks. While these two charts give you some idea of the risks involved in investing in the Fund, please remember that past performance doesn't guarantee future results.

            --------------------------------------------------------
              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
            --------------------------------------------------------
                  1994      1995      1996      1997     1998
            --------------------------------------------------------
                 (8.71)%   32.47%    25.99%    41.01%    0.62%
            --------------------------------------------------------

The bar chart and Best and Worst quarters do not reflect the maximum 4.50% sales load. If these charts reflected the sales load, returns would be less than those shown.



            --------------------------------------------------------
                    Best Quarter                  Worst Quarter
            --------------------------------------------------------
                 Q3 '97    21.56%              Q3 '98    (20.25)%
            --------------------------------------------------------



                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
            --------------------------------------------------------
                                                          INCEPTION
                                 1 YEAR      5 YEARS      (10/1/93)
            --------------------------------------------------------
               FUND*             (3.91)%      15.61%        15.77%
            --------------------------------------------------------
               Russell 2000      (2.55)%      11.87%        11.82%
            --------------------------------------------------------
               S&P 500            28.58%      24.06%        23.32%
            --------------------------------------------------------
*This performance table reflects the payment of the 4.50% sales load on the purchase of new shares.
                                       3

                                    EXPENSES

         The table below shows what fees and expenses you could face as a Fund shareholder. Keep in mind that future expenses may be higher or lower than those shown.

SHAREHOLDER TRANSACTION EXPENSES
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Load on Purchases (as a percentage of offering price)(a)                                 4.50%
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Load on Reinvested Dividends (as a percentage of offering price)                          None
-----------------------------------------------------------------------------------------------------------------
Deferred Sales Load (as a percentage of original purchase price or redemption proceeds as applicable)   None
-----------------------------------------------------------------------------------------------------------------
Redemption Fees (as a percentage of amount redeemed, as applicable)(b)                                  None
-----------------------------------------------------------------------------------------------------------------
Exchange Fees(b)                                                                                        None
-----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (As a Percentage of Average Net Assets)
-----------------------------------------------------------------------------------------------------------------
Management Fees                                                                                        1.00%
-----------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(c)                                                                           0.25%
-----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                                         0.77%
-----------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses(d)                                                                       2.02%
-----------------------------------------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It does not represent the Fund's actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

                                                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                      $646        $1,055      $1,489     $2,692
-----------------------------------------------------------------------------------------------------------------

(a) Sales charges are reduced for purchases of $50,000 or more. See "How shares are priced."

(b) The Fund's Transfer Agent charges a fee of $12 for each wire redemption and $5 for each telephone exchange. At the discretion of the adviser or transfer agent these fees may be waived.

(c) The Rule 12b-1 Fee is an annual fee paid by the Fund (and indirectly by shareholders). See "How Shares are Priced." Over time, long-term shareholders may pay more in distribution-related charges through the imposition of the Rule 12b-1 Fee than the economic equivalent of the maximum front-end sales charge applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. (the "NASD").

(d) The Adviser has agreed to waive a portion of its fee to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets exceed 2.50%.

         The Management Fee to be paid by the Fund is higher than that paid by many other investment companies. The Board of Directors believes that the Fund's Management Fee is appropriate in light of the Fund's investment objective and policies.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                             YEAR ENDED SEPTEMBER 30,
                                                              1998         1997         1996          1995         1994(2)
----------------------------------------------------------------------------------------------------------------------------
Per Share Data(1)
Net asset value, beginning of period                       $  21.48      $ 14.52      $ 12.52        $10.26        $10.00
Income from investment operations:
  Net investment loss                                         (0.16)       (0.25)       (0.19)        (0.13)        (0.06)
  Net realized and unrealized gains (losses)
    on investments                                            (2.00)        7.77         2.22          2.39          0.32
----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                            (2.16)        7.52         2.03          2.26          0.26
----------------------------------------------------------------------------------------------------------------------------
Less distributions: Net realized gains                        (1.01)       (0.56)       (0.03)           --            --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $18.31       $21.48       $14.52        $12.52        $10.26
----------------------------------------------------------------------------------------------------------------------------
Total return(3)                                             (10.50)%       53.51%       16.23%        22.03%         2.60%
Supplemental data and ratios:
  Net assets, end of period (in 000's)                     $ 39,747      $20,824      $10,815        $7,616        $4,503
  Ratio of expenses to average net assets                      2.02%        2.45%        2.50%         2.50%         2.49%
  Ratio of net investment loss to average net assets         (1.17)%      (1.66)%      (1.61)%       (1.46)%       (0.96)%
  Ratio of expenses to average net assets(4)                   2.02%        2.45%        2.94%         3.94%         5.98%
  Ratio of net investment loss to average net assets(4)      (1.17)%      (1.66)%      (2.05)%       (2.90)%       (4.45)%
Portfolio turnover rate                                       33.40%       36.40%       52.43%        70.59%        63.20%
-----------------------------------------------------------------------------------------------------------------------------

(1) Per share data is for a share outstanding throughout the period.
(2) The Fund commenced operations on October 1, 1993.
(3) The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
(4) During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

                                   MANAGEMENT

         INVESTMENT ADVISER - The Fund's investment adviser is Keeley Asset Management Corp., 401 South LaSalle Street, Suite 1201, Chicago, IL 60605. The adviser supervises, administers and continuously reviews the Fund's investment program, following policies set by the Board of Directors. As of December 31, 1998, the adviser had more than $465 million in assets under management.

         John L. Keeley, Jr., president and director of the Fund, is the adviser's sole shareholder. He has been president and primary investment manager for the adviser since its incorporation in 1981. He has also been primarily responsible for day-to-day management of the Fund's portfolio since its incorporation in 1993.

         The Fund pays the adviser a monthly fee at an annual rate of 1.00% of average daily net assets. While this rate is higher than what most mutual funds pay, the directors consider it appropriate in light of the Fund's investment objectives and policies. The adviser will waive part of its fee or reimburse the Fund if its annual operating expenses exceed 2.50% of net assets. This limitation excludes taxes, interest charges, litigation and other extraordinary expenses, and brokerage commissions and other charges from buying and selling Fund securities.

                            OTHER SERVICE PROVIDERS

         ADMINISTRATOR - Sunstone Financial Group, Inc. oversees the Fund's custodian and transfer agent; handles required tax returns and various filings; monitors Fund expenses and compliance issues; and generally administers the Fund.

         DISTRIBUTOR - Keeley Investment Corp. is the general distributor of the Fund's shares.

         CUSTODIAN, TRANSFER AGENT, AND ACCOUNTING SERVICES - Firstar Bank Milwaukee, N.A. provides for the safekeeping of the Fund's assets. Firstar Mutual Fund Services, LLC maintains shareholder records and disburses dividends and other distributions.

                                YOUR INVESTMENT

                             HOW SHARES ARE PRICED

         The public offering price of Fund shares is the net asset value (the value of one share in the Fund) plus a SALES CHARGE based on the amount of your purchase.

         NET ASSET VALUE - Net asset value (NAV) is calculated by dividing the Fund's total assets, minus any liabilities, by the number of shares outstanding. It's determined daily Monday through Friday as of the end of trading hours on the New York Stock Exchange (currently 4 p.m. Eastern Time), except on these holidays:

         New Year's Day       Martin Luther King Jr. Day        Presidents' Day
         Good Friday          Memorial Day                      Independence Day
         Labor Day            Thanksgiving Day                  Christmas Day

         The day's NAV will be used for all buy or sell orders received since the preceding computation.

         Here's how the value of Fund assets is determined:

         - A security listed on an exchange or quoted on a national market system is valued at the last sale price or, if it wasn't traded during the day, at the most recent bid price.

         - Securities traded only on over-the-counter markets are valued at the last sale price on days when the security is traded; otherwise, they're valued at closing over-the-counter bid prices.

         - If a security is traded on more than one exchange, it's valued at the last sale price on the exchange where it's principally traded.

         - Debt securities (other than short-term obligations) in normal institutional-size trading units are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices.

         - Short-term obligations (debt securities purchased within 60 days of their stated maturity date) are valued at amortized cost, which approximates current value.

         - Securities for which market quotes aren't readily available, and other Fund assets, are valued at their fair value as determined by the Board of Directors.

         SALES CHARGE - The chart below shows how the sales charge varies with the amount of your purchase.

                                                                                            Dealer
                                                                                         Reallowance
                                        Sales Charge as a Percentage of               as a Percentage of
Single Transaction Amount           Offering Price        Net Amount Invested           Offering Price
---------------------------------------------------------------------------------------------------------
Less than $50,000                       4.50%                   4.71%                       4.00%
---------------------------------------------------------------------------------------------------------
$50,000 - less than $100,000            4.00%                   4.17%                       3.50%
---------------------------------------------------------------------------------------------------------
$100,000 - less than $250,000           3.00%                   3.09%                       2.50%
---------------------------------------------------------------------------------------------------------
$250,000 - less than $500,000           2.50%                   2.56%                       2.00%
---------------------------------------------------------------------------------------------------------
$500,000 and over                       2.00%                   2.04%                       1.50%
---------------------------------------------------------------------------------------------------------

         Various individuals and organizations who meet Fund requirements may buy shares at NAV - that is, without the sales charge. For a list of those who may qualify for fee waivers, plus a description of the requirements, see the SAI.

         The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under this Plan, the fee is 0.25% per year of the Fund's Net Asset Value (calculated on a daily basis). Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         See also "Right of Accumulation" and "Letter of Intent" under "Shareholder Privileges."


                      HOW TO BUY, SELL AND EXCHANGE SHARES

                                 BUYING SHARES

         You can buy Fund shares directly from the distributor, Keeley Investment Corp., or from selected broker/dealers. If you invest through a third party, policies and fees may differ from those described here.

         The minimum initial investment is $1,000 ($250 for IRAs and Automatic Investment Plan accounts), and the minimum for additional investments is $50 and is subject to change at any time.

         Your order will be priced at the next NAV calculated after the Fund receives your order. All purchases must be made in U.S. dollars and checks drawn on U.S. banks. We don't accept cash. If your check is returned for any reason, you'll be charged a $25 fee as well as for any loss to the Fund.

         While we don't issue stock certificates for shares purchased, you will receive a statement confirming your purchase.

         WE RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER IF WE BELIEVE IT'S IN THE FUND'S BEST INTEREST TO DO SO.

 By wire transfer

OPENING AN ACCOUNT
         - Call the Fund's transfer agent at 1-888-933-5391 to get a Fund account number.

         - Have your bank wire the amount you want to invest to:
             Firstar Bank Milwaukee, N.A.
             ABA routing number 075000022
             Credit Firstar Mutual Fund Services, LLC, account number 112952137 further credit KEELEY Small Cap Value Fund, Inc.

         Be sure to include your name, address, account number, and taxpayer ID or Social Security Number. Your bank may charge a wire transfer fee.

         - As soon as possible, mail a completed purchase application (included with this prospectus) to:
             KEELEY Small Cap Value Fund, Inc.
             c/o Firstar Mutual Fund Services, LLC
             P.O. Box 701
             Milwaukee, WI 53201-0701

ADDING TO YOUR ACCOUNT
         You can add to your account anytime in investments of $50 or more. Have your bank wire the amount as described above.


 By mail

OPENING AN ACCOUNT
         - Write a check or money order for the amount you want to invest, payable to KEELEY Small Cap Value Fund, Inc.

         - Mail your payment with a completed purchase application (included with this prospectus) to:

              KEELEY Small Cap Value Fund, Inc.           For overnight delivery, use this address:
              c/o Firstar Mutual Fund Services, LLC            KEELEY Small Cap Value Fund, Inc.
              P.O. Box 701                                     c/o Firstar Mutual Fund Services, LLC
              Milwaukee, WI 53201-0701                         615 E. Michigan Street, 3rd Floor
                                                               Milwaukee, WI 53202

         If your check is returned for any reason, your account will be charged a $25 processing fee. You will be responsible for any loss to the Fund.

ADDING TO YOUR ACCOUNT
         You can add to your account anytime in investments of $50 or more. Mail your order as described above, including your name, address, and account number.

 Automatically

OPENING AN ACCOUNT
         Complete the Automatic Investment Plan section on the purchase application, or, after your account is established, complete an AIP application (available from the Fund).

ADDING TO YOUR ACCOUNT
         Each month the amount you specify is automatically withdrawn from your bank account to purchase Fund shares. There is a $50 minimum to use this privilege.

         The Fund charges no service fee for the AIP. If the designated amount isn't available in your account, however, you'll be charged a $25 processing fee. You will be responsible for any loss to the Fund.

         See also "Automatic Investment Plan" under "Shareholder Privileges."

                                 SELLING SHARES

         You can redeem your shares in the Fund anytime by mail or telephone for shares you hold directly at the Fund.

         If your account is with the distributor or a selected broker/dealer, you must give your request to that firm. The broker/dealer is responsible for placing your request and may charge you a fee.

         Otherwise, here's how to sell your shares:

 By mail

         Send the transfer agent a written redemption request in proper order, including:

         - your account name and number
         - the number of shares or dollar amount to be redeemed
         - the signature of each registered owner, exactly as the shares are registered
         - documentation required from corporations, executors, administrators, trustees, guardians, agents, and attorneys-in-fact


         Mail to:
              KEELEY Small Cap Value Fund, Inc.           For overnight delivery, use this address:
              c/o Firstar Mutual Fund Services, LLC           KEELEY Small Cap Value Fund, Inc.
              P.O. Box 701                                    c/o Firstar Mutual Fund Services, LLC
              Milwaukee, WI 53201-0701                        615 E. Michigan Street, 3rd Floor
                                                              Milwaukee, WI 53202

         SIGNATURE GUARANTEES - If you request a direct redemption of more than $25,000, or you want the proceeds sent to a location other than the address of record, or the request comes within 15 days of an address change, we require signature guarantees. These guarantees may seem inconvenient, but they're intended to protect you against fraud. The guarantor pledges your signature is genuine and, unlike a notary public, is financially responsible if it's not.

         Eligible guarantors include qualified:
         - Banks, credit unions and savings associations
         - Broker/dealers
         - National securities exchanges
         - Registered securities associations
         - Clearing agencies

         A notary public is not acceptable.

 By phone

         To redeem shares by phone, call the transfer agent at 1-888-933-5391. The Fund follows procedures to confirm that telephone instructions are genuine and sends payment only to the address of record or the designated bank account. We aren't liable for following telephone instructions reasonably believed to be genuine.

         If you don't want telephone transaction privileges, check the box on the purchase application.

         PAYMENT - When you sell your shares, the amount of money you receive is based on the NAV next calculated after your request is received. This amount may be more or less than what you paid for the shares.

         When you sell your shares of the Fund, it is a taxable event for federal tax purposes. You may realize a capital gain or loss. You may want to check with your tax adviser.

         We'll mail payment within five business days of the transfer agent's receiving your redemption request in proper order. You can also ask to have redemption proceeds wired to you. The transfer agent charges a $12 wire fee.

         The Fund won't send redemption proceeds until checks for the purchase of the shares have cleared - up to 15 days.

         We may suspend redemptions if the New York Stock Exchange closes or for other emergencies. See the SAI for details.

         SMALL ACCOUNTS - If the value of your account falls below $250, we reserve the right to redeem your shares and send you the proceeds. Currently, however, the Fund's practice is to maintain small accounts instead of closing them out. If we change that policy, you'll get advance notice.

                               EXCHANGING SHARES

         You can exchange some or all of your Fund shares for Firstar Money Market Fund shares. The minimum exchange amount is $250, and there's a maximum of four exchanges over 12 months. The exchange must be between identically registered accounts.

         Fund shares will be redeemed at the next determined NAV after your request is received, and Firstar Money Market shares will be purchased at the per share NAV next determined at or after redemption.

         You can also move your exchanged shares, plus any Firstar Money Market Fund shares purchased with reinvested dividends, back into the Fund with no sales charge (as long as your investment remained continuously in the Firstar Money Market Fund between withdrawal and reinvestment).

         Your exchange is subject to the terms of the Firstar Money Market Fund. Ask us for a copy of their prospectus, and read it carefully before investing.

         Exchanges can be requested by mail or telephone (unless you refuse telephone transaction privileges on your purchase application). There is a $5 fee for telephone exchanges. The Fund follows procedures to confirm that telephone instructions are genuine. We aren't liable for following telephone instructions reasonably believed to be genuine.

         An exchange is a taxable event for federal tax purposes. You may realize a capital gain or loss. Be sure to check with your tax adviser before making an exchange.

         WE RESERVE THE RIGHT TO CHANGE OR ELIMINATE THE EXCHANGE PRIVILEGE. IF WE CHANGE THAT PRIVILEGE, YOU'LL GET ADVANCE NOTICE.


                            DISTRIBUTIONS AND TAXES

         The Fund distributes its net investment income and realized capital gains, if any, to shareholders at least once a year. Your dividends and capital gains will be invested in additional Fund shares unless you write the transfer agent to request otherwise. There's no sales charge on reinvestments.

         If your mailed distribution check can't be delivered by the U.S. Postal Service, or it remains outstanding for at least six months, we reserve the right to reinvest the distribution amount at the current NAV until you give us other instructions.

         Dividends and distributions, in the form of cash or additional shares, are generally taxable. You'll receive an annual statement showing which of your Fund distributions are taxable as ordinary income and which are capital gains. It's important you consult with your tax adviser on federal, state and local tax consequences.

                             SHAREHOLDER PRIVILEGES

         RIGHT OF ACCUMULATION (ROA) - Once you've purchased shares in the Fund, you can qualify for a discount on the sales charge. When you purchase additional shares at the public offering price, you'll pay the sales charge corresponding to the total of your current purchase plus either the value of shares you already own, or their original cost-whichever is greater. (Remember, sales charges go down as the amount of the transaction increases.) To receive this discount, you must notify the Fund in writing of your previous purchases when you make your current purchase. For this purpose, you and your husband or wife can combine your purchases.


         LETTER OF INTENT (LOI) - If you buy more than $50,000 in shares at one time, your sales charge is lower than 41/2%. There is a table on page 8 which shows the reductions. If you expect to purchase $50,000 or more of Fund shares over a period of time (up to 13 months), you can get the same reduced sales charge as you would if you bought all the shares at once. You do this by signing a LOI. In the LOI, you fill in the dollar amount of the shares you will buy in the next 13 months, and the sales charge is based on that amount. Some of your shares are held by the transfer agent in escrow. If you don't buy all the shares as indicated in the LOI, and your sales charge should have been higher based on what you actually bought, some of the shares held by the transfer agent will be redeemed to pay the difference in the sales charge. To establish a LOI, complete the appropriate section of the purchase application or, if your account is established, ask us for a LOI application.


         AUTOMATIC INVESTMENT PLAN (AIP) - Buy shares automatically each month, by having $50 or more withdrawn from your bank account and invested in the Fund. The minimum to open an AIP account is $250. There's no service fee for this account. If the designated amount is not available in your bank account, however, there is a $25 processing fee. To establish the AIP, complete the appropriate section of the purchase application or, if your account is established, ask us for an AIP application.

         THE FUND RESERVES THE RIGHT TO MODIFY OR ELIMINATE THESE PRIVILEGES WITH AT LEAST 30 DAYS NOTICE.


                         INDIVIDUAL RETIREMENT ACCOUNTS

         The Fund offers a variety of retirement plans that may help you shelter part of your income from taxes. For complete information, including applications, call 1-888-933-5391.

                                YEAR 2000 ISSUES

         We could be adversely affected if our service providers' computer systems do not properly process and calculate date-related information from and after January 1, 2000, commonly called Y2K problems. We do not have any of our own systems, and we rely on our service providers for all of our services. Our investment adviser and distributor have both told us that their internal systems are all Y2K compliant, and our other service providers are working to fix Y2K problems prior to January 1, 2000. If any provider fails to adequately address the problem, we could change service providers. We have no other contingency plans in place. Any unanticipated change in service providers could be adverse to our share price. The Y2K problem could also have an adverse effect on companies whose stock we hold as investments, and on global markets or economies generally.




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